UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K/A

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 13, 2005

                                BEXIL CORPORATION
             (Exact name of registrant as specified in its charter)

                 Maryland                              001-12233
         (State of Incorporation)              (Commission File Number)

                                   13-3907058
                        (IRS Employer Identification No.)

                   11 Hanover Square, New York, New York 10005
               (Address of principal executive offices) (Zip Code)

                                  212-785-0400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant

     On January 13, 2005, the Audit Committee (the "Committee") of the Board of Directors of Bexil Corporation (the "Company") unanimously voted to recommend to the Board that the resignation of Tait, Weller & Baker ("Tait") as the Company's independent registered public accounting firm be accepted, effective upon the appointment by the Company of successor auditors. The Committee further recommended to the Board that the appointment of Deloitte & Touche LLP ("Deloitte") as the independent registered public accounting firm for the Company be approved, effective upon the successful completion of Deloitte's client acceptance procedures. Also on January 13, 2005, the Board of Directors of the Company approved such recommendations.

     On April 13, 2005, Deloitte advised the Company of the successful completion of Deloitte's client acceptance procedures. Accordingly, Tait resigned effective April 13, 2005. On April 18, 2005, the Company announced the successful completion of Deloitte's client acceptance procedures.

     Tait's report on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2003 and December 31, 2002, and through the date of termination of the engagement, there were no disagreements with Tait on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tait, would have caused Tait to make reference to the subject matter of the disagreement in connection with its report.

     During the fiscal years ended December 31, 2003 and December 31, 2002 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B promulgated by the Securities and Exchange Commission (the "Commission").

     The Company has not consulted with Deloitte during the fiscal years ended December 31, 2003 and December 31, 2002, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

     The Company has provided Tait with a copy of this Form 8-KA and has requested that Tait furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter of Tait to the Commission dated May 13, 2005, as required by Item 4.01 of Form 8-K, is attached to this Report as Exhibit 16.

Item 7.01 Regulation FD Disclosure

     The press release issued April 18, 2005 announcing the change in the Company's independent registered public accounting firm is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

(c)  Exhibits

Exhibit
No.        Description

16 Letter of Tait, Weller & Baker to the Securities and Exchange Commission, dated May 13, 2005

99.1       Press release dated April 18, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BEXIL CORPORATION
                                      (Registrant)

                                          /s/  WILLIAM G. VOHRER
                                      By: William G. Vohrer
                                          Chief Financial Officer

Date: May 10, 2005

Exhibit 16


                              Tait, Weller & Baker
                          Certified Public Accountants


                                                  May 13, 2005

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

     We have read Item 4.01 of Bexil Corporation's Form 8-KA dated May 10, 2005, and have the following comments:

1. We agree with the first sentence of the first paragraph as to our resignation. We also agree with the statements made in the second sentence of the second paragraph, the third and fourth paragraphs, and the first sentence of the sixth paragraph.

2. We have no basis on which to agree or disagree with the statements made in the first (except as to our resignation), second (except as to our resignation), and fifth paragraphs and the second sentence of the sixth paragraph.


Sincerely,

/s/ Tait, Weller & Baker

Exhibit 99.1


             BEXIL ANNOUNCES CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS, LATE FILING, AND UNAUDITED COMPARATIVE FINANCIAL DATA

New York (April 18, 2005)--Bexil Corporation (AMEX: BXL) announced today that effective April 13, 2005 its Board of Directors has accepted the resignation of Tait, Weller & Baker as the Company's independent registered public accounting firm and has engaged Deloitte & Touche LLP as its new independent registered public accounting firm.

"We are looking forward to our relationship with Deloitte & Touche," stated William Vohrer, the Company's Chief Financial Officer. "We believe that Deloitte's industry experience and technical expertise will be a good fit with Bexil," he continued. Mr. Vohrer did note that Tait Weller & Baker's resignation was not a result of any disagreement between Tait Weller & Baker and the Company, including in regard to the Company's accounting principles and practices, financial statement disclosures or audit procedures. "Bexil's primary business is comprised of its 50% interest in privately held York Insurance Services Group, Inc. and Deloitte is York's auditor," Mr. Vohrer said.

Since the 1930's, York's affiliates have served as third party administrators and independent adjusters providing claims data and risk related services to insurance carriers, self insureds, public entities, brokers, and other intermediaries. York's claims services include property & casualty, workers' compensation, special investigative unit services & surveillance, transportation & logistics, environmental, construction, and inland & ocean marine. York is a 50% owned unconsolidated affiliate accounted for by the equity method.

                              Late Filing of 10-KSB

The Company also announced that it had submitted a notification of late filing on Form 12b-25 that it would make a late filing of its annual report on Form 10-KSB for the year ended December 31, 2004 due to delays in concluding the new client acceptance process. The filing is currently expected by May 20, 2005.

                  Unaudited Comparative Financial Data for 2004

Bexil also released preliminary and unaudited comparative data of its 2004 financial results. Although subject to audit, the Company expects to show that earnings per share in the fourth quarter ending December 31, 2004 exceeded 2003 fourth quarter results by approximately 65% and that for the full 2004 year earnings per share declined by approximately 1%.

Bexil is a holding company operating businesses directly or through companies in which it has a majority or other substantial interest. More information about Bexil may be found at its web site http://www.bexil.com. Bexil's primary business is comprised of its 50% interest in privately held York, an unconsolidated affiliate accounted for by the equity method. More information about York may be found at its web site, http://www.yorkclaims.com.

This press release may contain forward-looking statements and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, these forward-looking statements.


Contact: William Vohrer
         wvohrer@bexil.com
         1-212-785-0400, ext. 279


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